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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 23, 2001

                                  Genesco Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Tennessee                      1-3083                  0211340
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 (State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


                             1415 Murfreesboro Road
                              Nashville, Tennessee                  37217-2895
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                    (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code: (615) 367-7000
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         (Former name or former address, if changed since last report)


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Item 9.     Regulation FD Disclosure.

         Genesco Inc. intends to report operating results for its first fiscal quarter ending May 5, 2001, on May 23, 2001. It intends to hold a conference call with financial analysts at 10:00 a.m. Central Standard Time on that date. The conference call, which will include commentary by senior management of the company on reported results and the outlook for the current quarter and future periods and answers to analysts' questions, will be broadcast live on the Internet. The conference call may be accessed through www.genesco.com.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       Genesco Inc.


                                       By:    /s/ Roger G. Sisson
                                       Name:  Roger G. Sisson
                                       Title: Secretary and General Counsel


Date: May 18, 2001


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